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                                                                    Exhibit 10.1


                            Amendment No. 4 to the
                Employment Agreement dated as of April 20, 1994
                 between Denis R. Brown and Pinkerton's, Inc.

     The Employment Agreement (the "Agreement") dated as of April 20, 1994 between Denis R. Brown (the "Executive") and Pinkerton's, Inc., a Delaware corporation (the "Company") is hereby amended as follows:

     1. Section 1.01 of the Agreement shall be amended by replacing "April 20, 1997" with "August 7, 2001" in each place that it appears in the Section.

     2. Capitalized terms herein shall have the meanings ascribed to them in the Agreement. Except as amended hereby, the remaining provisions of the Agreement, as amended to date, shall remain in full force and effect.

     IN WITNESS THEREOF, the Executive and the undersigned duly authorized officer of the Company have executed and delivered this amendment as of July 1, 1996.

                                       PINKERTON'S, INC.


                                       By: /s/ Michael Carter
                                           ---------------------------------
                                           C. Michael Carter
                                           Executive Vice President, General
                                           Counsel and Corporate Secretary

                                       Denis R. Brown


                                       /s/ Denis R. Brown
                                       -------------------------------------